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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 ----------------


       Date of report (Date of earliest event reported): February 9, 1999


                             RUBBERMAID INCORPORATED
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


              Ohio                        1-4188                 34-0628700
  ----------------------------      ---------------------    ------------------
  (State or other jurisdiction      (Commission File No.)      (IRS Employer
       of incorporation)                                     Identification No.)


                    1147 Akron Road, Wooster, Ohio 44691-6000
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (330) 264-6464
                                                          ----------------


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  OTHER EVENTS

     On February 9, 1999, the Company issued a press release announcing its financial results for the fourth quarter of 1998 and for the full fiscal year 1998. The press release and the related financial information is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


          99.1 Text of Press Release and the related financial information, dated February 9, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RUBBERMAID INCORPORATED

                             By: /s/  James A. Morgan
                                 ------------------------------------------
                                 Name:        James A. Morgan
                                 Title:       Senior Vice President,
                                              General Counsel and Secretary
Dated:  February 17, 1999


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                                EXHIBIT INDEX

                           Rubbermaid Incorporated

                          Current Report on Form 8-K
                           Dated February 17, 1999




    Exhibit No.                                   Title
    -----------                                   -----


          99.1 Text of Press Release and related financial information, dated February 9, 1999.